BROCADE CONTACTS
Public Relations	Investor Relations
John Noh	Alex Lenke
Tel: 408-333-5108	Tel: 408-333-6758
jnoh@brocade.com	alenke@brocade.com
Brocade Reports Q4 and Fiscal Year 2008 Results
Achieves Record Revenues in Q4 with 17 Percent Growth Year-over-Year;
Ends FY 08 on Strong Note and Plans for Additional Growth through Acquisition of Foundry Networks
SAN JOSE, Calif., Nov. 20, 2008 — Brocade® (NASDAQ: BRCD) today reported financial results for its fourth fiscal quarter and full fiscal year, which ended October 25, 2008. Brocade reported Q4 revenues of $398.5 million, GAAP net income of $38 million or $.10 per share, and net income of $75.8 million or $.20 per share on a non-GAAP basis.
Commenting on the Brocade’s fourth quarter and full fiscal year financial results, Michael Klayko, Brocade CEO, said:
“Q4 was another outstanding quarter for Brocade, where we achieved record revenues and better-than-expected profitability fueled by our product and innovation advantages in our target markets. Our strong performance in Q4 accentuates an overall outstanding fiscal 2008, in which we achieved double-digit growth, expanded our margin and announced exciting plans to expand into additional, larger markets through our planned acquisition of Foundry Networks.”
Fourth Fiscal Quarter 2008 Business Highlights
•	Brocade announced the availability of a new family of fabric-based encryption platforms that helps customers by encrypting critical corporate data with high performance and centralized management. This solution offers integration with several management products including NetApp Lifetime Key Management and RSA(R) Key Manager for the Datacenter.

•	Brocade unveiled the Data Center Fabric Manager 10.0, a management application that helps customers secure the flow of data within and across multiple fabrics to increase productivity, scalability and operational efficiency. The solution integrates easily with existing third-party storage, server, and data center infrastructure management frameworks.
Brocade
1745 Technology Dr., San Jose, CA 95110
T. 408.333.8000 F. 408.333.8101
www.brocade.com

•	Brocade announced in September that Brocade 415/425 and 815/825 host bus adapters (HBAs) had been certified for VMware ESX, allowing Brocade to release device drivers independently of VMware’s own product releases.

•	Brocade introduced the Brocade 8 Gbit/sec Storage Area Network (SAN) Switch for the HP BladeSystem c-Class portfolio, the industry’s highest-performance embedded switch. The combined solution increases the network bandwidth of the HP BladeSystem c-Class technology and increases flexibility while reducing costs.

•	Brocade announced continued collaboration with Oracle to help optimize Oracle applications and databases running Oracle(R) Enterprise Linux and Oracle VM, with advanced capabilities delivered through Brocade’s Data Center Fabric (DCF) architecture and its broad portfolio of data center networking products.

•	Brocade furthered its partnership with Microsoft, demonstrating a new server-to-storage area network (SAN) management productivity solution for Microsoft System Center that gives customers end-to-end data center fabric and host bus adapter (HBA) management capabilities, and provides recommendations for optimizing their system performance.
Fourth Fiscal Quarter 2008 Financial Highlights and Additional Financial Information
•	Revenue for fiscal year 2008 was $1,466.9 million, a growth of 19% over fiscal year 2007.

•	In Q4 08, Brocade achieved record revenue, 9% quarter on quarter growth and 17% year on year growth.

•	Brocade’s total installed base of SAN ports was approximately 19.4 million.

•	In Q4 08, Average Selling Price (ASP) declines were in the low single digits compared to Q3 08.

•	In Q4 08, net stock-based compensation expense was $7.5 million and has been excluded from Brocade’s non-GAAP results.

•	As of the end of Q3 08, Brocade suspended its share repurchase program in connection with the Foundry Acquisition. Therefore, in Q4 08, Brocade made no repurchases. As of the end of Q4 08, Brocade had $414.1 million remaining under its $800 million total stock buyback program authorization. Since Q4 07, Brocade reduced the total number of shares outstanding by over 15.5 million net, or by 4%.

•	Brocade’s GAAP tax rate was 2.9%, and its non-GAAP effective tax-rate was 26.4% in Q4 08.

	Q4 2008	Q3 2008	Q4 2007
Revenue	$398.5 M	$365.7 M	$340.0 M
GAAP net income	$38.0 M	$20.3 M	$32.0 M
GAAP EPS – diluted	$0.10	$0.05	$0.08
Non-GAAP net income	$75.8 M	$61.2 M	$66.5 M
Non-GAAP EPS – diluted	$0.20	$0.16	$0.16
Non-GAAP gross margin	64.1%	61.9%	58.5%
Non-GAAP operating margin	26.2%	22.6%	23.3%
Cash flow from operations	$168.6M	$71.7 M	$54.5 M
Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. A detailed reconciliation between GAAP and non-GAAP information is contained in the tables included herein.

As a % of total revenues	Q4 2008	Q3 2008	Q4 2007
OEM revenues	88%	86%	85%
Channel/Direct revenues	12%	14%	15%
10% or greater customer revenues	65%	62%	67%
Domestic revenues	64%	65%	60%
International revenues[1]	36%	35%	40%
Service revenues	16%	17%	16%

	Q4 2008	Q3 2008	Q4 2007
Cash, cash equivalents, and investments, net of convertible debt	$650.5 M	$595.1 M	$625.8 M
Deferred revenues	$141.2 M	$148.5 M	$130.9 M
Capital expenditures[2]	$18.6 M	$94.2 M	$15.0 M
Stock repurchases (in dollars)	None	$38.1 M	$50.0 M
Stock repurchases (in shares)	None	4.7 M	6.6 M
Days sales outstanding	36 days	43 days	47 days
Employees at end of period	2,834	2,842	2,368

1.	Based on Brocade estimates Brocade product demand was 41% domestic and 59% international.

2.	In Q4 08, capital expenditures included approximately $4.7 million related to the construction of the Company’s new campus. In Q3 08, capital expenditures included approximately $80.2 million related to the construction of the Company’s new campus.
Non-GAAP Financial Measures
This press release and the related conference call contain non-GAAP financial measures. In evaluating the Company’s performance, management uses certain non-GAAP financial measures to supplement consolidated financial statements prepared under GAAP.
Management believes that non-GAAP net income and other non-GAAP financial measures used in this press release allow management to gain a better understanding of the Company’s comparative operating performance from period-to-period and to its competitors’ operating results. Management also believes these non-GAAP financial measures help indicate the Company’s baseline performance before gains, losses or charges that are considered by management to be outside ongoing operating results. Accordingly, management uses these non-GAAP financial measures for planning and forecasting of future periods and in making decisions regarding operations performance and the allocation of resources. Management believes these non-GAAP financial measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:
•	the ability to make more meaningful period-to-period comparisons of the Company’s ongoing operating results;

•	the ability to better identify trends in the Company’s underlying business and perform related trend analysis;

•	a better understanding of how management plans and measures the Company’s underlying business; and

•	an easier way to compare the Company’s most recent results of operations against investor and analyst financial models.
Management excludes certain gains or losses and benefits or costs in determining non-GAAP net income that are the result of infrequent events or arise outside the ordinary course of our continuing operations. Management believes that it is appropriate to evaluate the Company’s operating performance by excluding those items that are not indicative of ongoing operating results or limit comparability. Such items include: (i) legal fees associated with indemnification obligations to former employees and other related costs, net, (ii)

acquisition and integration costs (in connection with the Foundry and McDATA acquisition), (iii) legal fees associated with certain pre-acquisition litigation (in connection with the McDATA acquisition), (iv) provision for class action lawsuit, (v) gain on termination of interest rate swap, (vi) gain/loss on sale of investments, (vii) loss on impairment of portfolio investments and (viii) acquisition-related financing charges.
Management also excludes the following non-cash charges in determining non-GAAP net income: (i) stock-based compensation expense, (ii) amortization of purchased intangible assets, and (iii) costs/benefits associated with restructuring costs and facilities lease losses. Because of varying available valuation methodologies, subjective assumptions and the variety of award types, management believes that the exclusion of stock-based compensation allows for more accurate comparisons of our operating results to our peer companies. Management believes that the expense associated with the amortization of acquisition-related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for the Company’s newly acquired and long-held businesses.
Finally, management believes that it is appropriate to exclude the tax effects of the items noted above as well as the release of the valuation allowance in order to present a more meaningful measure of non-GAAP net income.
Limitations. These non-GAAP financial measures have limitations, however, because they do not include all items of income and expense that impact the Company. Management compensates for these limitations by also considering the Company’s GAAP results. The non-GAAP financial measures the Company uses are not prepared in accordance with, and should not be considered an alternative to, measurements required by GAAP, such as operating income, net income and net income per share, and should not be considered measures of the Company’s liquidity. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures. In addition, these non-GAAP financial measures may not be comparable to similar measures reported by other companies.
Fourth Quarter Fiscal 2008 Conference Call and Webcast Information
Brocade management will host a conference call to discuss fourth quarter and full fiscal year 2008 results on Thursday, November 20, 2008, at 2:00 p.m. Pacific Standard Time. To access the live webcast, please visit Brocade’s website at http://www.brcd.com at least 20 minutes prior to the call to download any necessary audio or plug-in software. A telephone replay will be available approximately two hours after the conference ends and will be available until 5:00 p.m. Pacific Standard Time on November 27, 2008. A replay of the conference call will be available via webcast at http://www.brcd.com for approximately twelve months.
Cautionary Statement
This press release contains statements that are forward-looking in nature, including statements regarding market dynamics, customer demand for the Company’s product and service offerings and the proposed acquisition of Foundry Networks, Inc. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties which may cause actual results to differ significantly from such estimates. The risks include, but are not limited to, the degree of market adoption of the Company’s product and service offerings, market competition, the effect of changes in IT spending levels, the Company’s ability to anticipate future OEM and end-user product needs and to accurately forecast end-user demand, dependence on strategic partners, the risk that the proposed acquisition of Foundry may not close; our ability to realize anticipated benefits from the proposed acquisition of Foundry Networks, Inc., and the Company’s ability to manage its business effectively in a rapidly evolving market. Certain of these and other risks are set forth in more detail in “Item 1A. Risk Factors” in Brocade’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 26, 2008. Brocade does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.

About Brocade
     Brocade is the leading provider of data center networking solutions that help enterprises connect and manage their information. Organizations that use Brocade products and services are better able to optimize their IT infrastructures and ensure compliant data management. For more information, visit Brocade’s website at http://www.brocade.com or contact the Company at info@brocade.com.
     Brocade, the B-wing symbol, DCX, Fabric OS, File Lifecycle Manager, MyView and StorageX are registered trademarks, and DCFM and SAN Health are trademarks of Brocade Communications Systems, Inc. in the United States and/or in other countries. All other brands, products or service names are or may be trademarks or service marks of, and are used to identify, products or services of their respective owners.
# # #

BROCADE COMMUNICATIONS SYSTEMS, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Twelve Months Ended
	October 25,	October 27,	October 25,	October 27,
	2008	2007	2008	2007
Net revenues
Product	$335,403	$286,020	$1,230,737	$1,076,529
Services	63,095	53,964	236,200	160,334

Total net revenues	398,498	339,984	1,466,937	1,236,863
Cost of revenues
Product	114,374	125,824	459,850	470,977
Services	38,987	30,750	146,715	104,474

Total cost of revenues	153,361	156,574	606,565	575,451

Gross margin	245,137	183,410	860,372	661,412
Operating expenses:
Research and development	70,867	58,530	255,571	213,311
Sales and marketing	71,112	56,018	274,311	211,168
General and administrative	14,912	13,470	58,172	46,980
Legal fees associated with indemnification obligations and other related costs, net	22,274	7,811	44,673	46,257
Provision for class action lawsuit	—	—	160,000	—
Acquisition and integration costs	682	302	682	19,354
Amortization of intangible assets	7,820	7,909	31,484	24,719
Restructuring costs and facilities lease losses (benefits), net	3,208	—	2,731	—

Total operating expenses	190,875	144,040	827,624	561,789

Income from operations	54,262	39,370	32,748	99,623
Interest and other income, net	(796)	9,937	26,867	38,501
Interest expense	(5,684)	(1,673)	(10,068)	(6,414)
Gain (loss) on investments, net	111	11,373	(6,874)	13,205
Loss on impairment of portfolio investments	(8,751)	—	(8,751)	—

Income before provision for income taxes	39,142	59,007	33,922	144,915
Income tax provision (benefit)	1,149	26,987	(135,560)	68,043

Net income	$37,993	$32,020	$169,482	$76,872

Net income per share – basic	$0.10	$0.08	$0.45	$0.21

Net income per share – diluted	$0.10	$0.08	$0.44	$0.21

Shares used in per share calculation – basic	371,845	387,400	375,303	362,070

Shares used in per share calculation – diluted	389,477	408,844	394,703	377,558

BROCADE COMMUNICATIONS SYSTEMS, INC.
GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(unaudited)

	October 25,	October 27,
	2008	2007
Assets
Current assets:
Cash and cash equivalents	$453,884	$315,755
Short-term investments	152,741	325,846

Total cash, cash equivalents and short-term investments	606,625	641,601
Marketable equity securities	177,380	14,205
Accounts receivable, net	158,935	175,755
Inventories	21,362	18,017
Deferred tax assets	132,246	22,781
Prepaid expenses and other current assets	49,931	39,841

Total current assets	1,146,479	912,200
Long-term investments	36,120	137,524
Restricted cash	1,075,079	—
Property and equipment, net	313,379	204,052
Goodwill	268,977	384,376
Intangible assets, net	220,567	272,652
Non-current deferred tax assets	198,665	167
Other assets	37,794	19,129

Total assets	$3,297,060	$1,930,100

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$167,660	$108,810
Accrued employee compensation	107,994	76,017
Deferred revenue	103,372	94,533
Current liabilities associated with facilities lease losses	13,422	12,807
Liability associated with class action lawsuit	160,000	—
Current portion of long-term debt	43,606	—
Purchase commitments	17,332	23,176
Other accrued liabilities	88,472	94,358

Total current liabilities	701,858	409,701
Long-term debt, net of current portion	1,011,399	—
Convertible subordinated debt	169,660	167,498
Non-current liabilities associated with facilities lease losses	15,007	25,742
Non-current liabilities — deferred taxes	—	22,781
Non-current deferred revenue	37,869	36,344
Non-current income tax liability	67,497	—
Other non-current liabilities	9,118	1,376
Stockholders’ equity
Common stock	1,393,299	1,463,169
Accumulated other comprehensive loss	(85,877)	(1,180)
Accumulated deficit	(22,770)	(195,331)

Total stockholders’ equity	1,284,652	1,266,658

Total liabilities and stockholders’ equity	$3,297,060	$1,930,100

BROCADE COMMUNICATIONS SYSTEMS, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Three Months Ended October 25, 2008 and October 27, 2007
(in thousands)
(unaudited)

	Three Months Ended
	October 25,	October 27,
	2008	2007
Cash flows from operating activities:
Net income	$37,993	$32,020
Adjustments to reconcile net income to net cash provided by operating activities:
Excess tax benefit from employee stock plans	(13,641)	9,197
Depreciation and amortization	30,533	31,856
Loss on disposal of property and equipment	1,853	400
Amortization of debt issuance costs	319	—
Net (gains) losses on investments and marketable equity securities	8,839	(11,694)
Provision for doubtful accounts receivable and sales allowances	1,700	2,287
Non-cash compensation expense	7,515	12,499
Non-cash facilities lease loss benefit	(105)	—
Capitalization of interest cost	(970)	—
Changes in assets and liabilities:
Accounts receivable	13,386	(13,940)
Inventories	(6,993)	3,430
Prepaid expenses and other assets	44,232	28,409
Deferred tax assets	(46,708)	(22,809)
Accounts payable	39,353	(22,440)
Accrued employee compensation	33,768	228
Deferred revenue	(7,486)	2,061
Other accrued liabilities	27,308	5,555
Liabilities associated with facilities lease losses	(2,325)	(2,520)

Net cash provided by operating activities	168,571	54,539

Cash flows from investing activities:
Purchases of property and equipment	(18,603)	(15,013)
Purchases of short-term investments	(2,053)	(173,494)
Purchases of marketable equity securities	(248,431)	(15,930)
Proceeds from sale of marketable equity securities and equity investments	—	11,694
Proceeds from maturities and sale of short-term investments	107,547	176,780
Purchases of long-term investments	—	(47,637)
Proceeds from maturities and sale of long-term investments	—	1,752
Purchases of non-marketable minority equity investments	(1,436)	—
Increase in restricted cash	(1,075,079)	—
Cash paid in connection with pending acquisition of Foundry	(1,000)	—

Net cash used in investing activities	(1,239,055)	(61,848)

Cash flows from financing activities:
Payments on capital lease obligations	—	(23)
Common stock repurchases	—	(50,410)
Excess tax benefit from employee stock plans	13,641	(9,197)
Proceeds from issuance of common stock, net	615	9,968
Proceeds from term loan	1,054,425	—

Net cash provided by (used in) financing activities	1,068,681	(49,662)

Effect of exchange rate fluctuations on cash and cash equivalents	(3,712)	(1,682)

Net decrease in cash and cash equivalents	(5,515)	(58,653)
Cash and cash equivalents, beginning of period	459,399	374,408

Cash and cash equivalents, end of period	$453,884	$315,755

BROCADE COMMUNICATIONS SYSTEMS, INC.
GAAP CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Twelve Months Ended October 25, 2008 and October 27, 2007
(in thousands)
(unaudited)

	Twelve Months Ended
	October 25,	October 27,
	2008	2007
Cash flows from operating activities:
Net income	$169,482	$76,872
Adjustments to reconcile net income to net cash provided by operating activities:
Release of valuation allowance	(185,176)	—
Excess tax benefit from employee stock plans	(16,146)	77
Depreciation and amortization	120,178	101,416
Loss on disposal of property and equipment	3,181	1,213
Amortization of debt issuance costs	319	—
Net (gains) losses on investments and marketable equity securities	15,327	(11,694)
Provision for doubtful accounts receivable and sales allowances	6,614	5,401
Non-cash compensation expense	39,036	36,942
Non-cash facilities lease loss benefit	(582)	—
Capitalization of interest cost	(970)	—
Changes in assets and liabilities:
Accounts receivable	17,143	27,414
Inventories	(3,345)	3,481
Prepaid expenses and other assets	25,200	26,429
Deferred tax assets	(56,516)	(22,906)
Accounts payable	40,550	10,075
Accrued employee compensation	30,242	(37,473)
Deferred revenue	10,185	17,162
Other accrued liabilities	73,311	(55,967)
Liabilities associated with facilities lease losses	(9,538)	(8,039)
Liability associated with class action lawsuit	160,000	—

Net cash provided by operating activities	438,495	170,403

Cash flows from investing activities:
Purchases of property and equipment	(144,071)	(56,538)
Purchases of short-term investments	(169,016)	(571,357)
Purchases of marketable equity securities	(248,431)	(15,930)
Proceeds from sale of property and equipment	—	1,336
Proceeds from sale of marketable equity securities and equity investments	9,926	11,694
Proceeds from maturities and sale of short-term investments	448,385	764,939
Purchases of long-term investments	(37,731)	(200,239)
Proceeds from maturities and sale of long-term investments	22,483	12,614
Purchases of non-marketable minority equity investments	(1,436)	(5,000)
(Increase) decrease in restricted cash	(1,075,079)	12,422
Cash paid in connection with pending acquisition of Foundry	(1,000)	—
Net cash acquired (paid) in connection with acquisitions	(43,554)	139,703

Net cash provided by (used in) investing activities	(1,239,524)	93,644

Cash flows from financing activities:
Payments on capital lease obligations	—	(735)
Common stock repurchases	(168,293)	(191,293)
Termination of interest rate swap	—	(4,989)
Redemption of outstanding convertible debt	—	(124,185)
Excess tax benefit from employee stock plans	16,146	(77)
Proceeds from issuance of common stock, net	42,418	100,638
Proceeds from term loan	1,054,425	—

	Twelve Months Ended
	October 25,	October 27,
	2008	2007
Net cash provided by (used in) financing activities	944,696	(220,641)

Effect of exchange rate fluctuations on cash and cash equivalents	(5,538)	(2,019)

Net increase in cash and cash equivalents	138,129	41,387
Cash and cash equivalents, beginning of period	315,755	274,368

Cash and cash equivalents, end of period	$453,884	$315,755

BROCADE COMMUNICATIONS SYSTEMS, INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	October 25,	July 26,	October 27,
	2008	2008	2007
Net income on a GAAP basis	$37,993	$20,266	$32,020
Adjustments:
Stock-based compensation expense included in cost of revenues	1,616	2,638	4,065
Amortization of intangible assets expense included in cost of revenues	8,780	8,780	11,328
Legal fees associated with certain pre-acquisition litigation	20	1,860	—

Total gross margin adjustments	10,416	13,278	15,393

Legal fees associated with indemnification obligations and other related costs, net	22,274	7,951	7,811
Stock-based compensation expense included in research and development	2,385	2,788	3,649
Stock-based compensation expense included in sales and marketing	2,325	3,195	3,163
Stock-based compensation expense included in general and administrative	1,189	3,253	1,622
Amortization of intangible assets expense included in operating expenses	7,820	7,846	7,909
Acquisition and integration costs	682	—	302
Restructuring costs and facilities lease losses (benefits), net	3,208	—	—

Total operating expense adjustments	39,883	25,033	24,456

Total operating income adjustments	50,299	38,311	39,849
Loss (gain) on investments, net	—	—	(10,869)
Loss on impairment of portfolio investments	8,751	—	—
Acquisition-related financing charges	4,736	—	—
Income tax effect of adjustments	(26,014)	2,643	5,518

Non-GAAP net income	$75,765	$61,220	$66,518

Non-GAAP net income per share – basic	$0.20	$0.16	$0.17

Non-GAAP net income per share – diluted	$0.20	$0.16	$0.16

Shares used in non-GAAP per share calculation – basic	371,845	371,345	387,400

Shares used in non-GAAP per share calculation – diluted	389,477	392,586	408,844

     See explanation of non-GAAP information included herein.

BROCADE COMMUNICATIONS SYSTEMS, INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME
(in thousands, except per share amounts)
(unaudited)

	Twelve Months Ended
	October 25,	October 27,
	2008	2007
Net income on a GAAP basis	$169,482	$76,872
Adjustments:
Stock-based compensation expense included in cost of revenues	9,117	10,870
Amortization of intangible assets expense included in cost of revenues	37,400	33,985
Legal fees associated with certain pre-acquisition litigation	2,339	—

Total gross margin adjustments	48,856	44,855

Legal fees associated with indemnification obligations and other related costs, net	44,673	46,257
Provision for class action lawsuit	160,000	—
Stock-based compensation expense included in research and development	10,324	10,696
Stock-based compensation expense included in sales and marketing	10,652	8,685
Stock-based compensation expense included in general and administrative	8,944	4,358
Amortization of intangible assets expense included in operating expenses	31,484	24,719
Acquisition and integration costs	682	19,354
Restructuring costs and facilities lease losses (benefits), net	2,731	—

Total operating expense adjustments	269,490	114,069

Total operating income adjustments	318,346	158,924
Gain on termination of interest rate swap	—	(367)
Loss (gain) on investments, net	6,004	(11,619)
Loss on impairment of portfolio investments	8,751	—
Acquisition-related financing charges	4,736	—
Income tax effect of adjustments	(246,413)	(11,645)

Non-GAAP net income	$260,906	$212,165

Non-GAAP net income per share – basic	$0.70	$0.59

Non-GAAP net income per share – diluted	$0.67	$0.56

Shares used in non-GAAP per share calculation – basic	375,303	362,070

Shares used in non-GAAP per share calculation – diluted	394,703	377,558

     See explanation of non-GAAP information included herein.